UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2020
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816		39-1486475
__________________________________ (State or other jurisdiction of incorporation)	_____________________ (Commission File Number)		____________________________ (I.R.S. Employer Identification No.)

250 E. Kilbourn Avenue	Milwaukee,	Wisconsin	53202
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(414)	347-6480

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MTG	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.
Operating Statistics. Following are selected operating statistics for the insurance subsidiaries of MGIC Investment Corporation (NYSE: MTG) for the month of May 2020. In light of the impact COVID-19 has had, and is expected to have, on the company’s delinquent loan inventory, until further notice, these statistics will be reported on a monthly basis. Future statistics will be reported in press releases that will be available on the company's investor website under Newsroom, Press Releases.
The information concerning new delinquency notices and cures is compiled from reports received from loan servicers. The level of new notice and cure activity reported in a particular month can be influenced by, among other things, the date on which a servicer generates its report, the accuracy of the data provided by servicers, the number of business days in a month, transfers of servicing between loan servicers, and whether all servicers have provided the reports in a given month. We continue to work with servicers to enhance the reporting of delinquent loans that are in forbearance and plan to include this information in future press releases.

	April 2020	May 2020

Beginning Primary Delinquency Inventory (# of loans)	27,384	30,243
Plus: New Delinquency Notices	7,109	31,117
Less: Cures	3,943	4,876
Less: Paids	300	208
Less: Rescissions and Denials	7	5
Ending Primary Delinquency Inventory (# of loans)	30,243	56,271
Insurance Linked Notes (ILN) Transactions Trigger Event. For each outstanding insurance linked notes transaction of Mortgage Guaranty Insurance Corporation (MGIC) (which provide excess of loss reinsurance), a “Trigger Event” has occurred, effective May 31, 2020, because the reinsured principal balance of loans that were reported delinquent, as provided in the ILN documents, exceeded 4% of the total reinsured principal balance of loans under each transaction. While the “Trigger Event” is in effect, payment of principal on the related notes will be suspended and the reinsurance coverage available to MGIC under the transactions will not be reduced by such principal payments. For more information about the insurance linked notes transactions, see the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	June 25, 2020	By: \s\ Paula C. Maggio

Paula C. Maggio
Executive Vice President, General Counsel and Secretary